Exhibit 99.1
KNIGHT-SWIFT EXPANDS ITS LESS-THAN-TRUCKLOAD FOOTPRINT IN 15 STATES THROUGH THE ACQUISITION OF MIDWEST MOTOR EXPRESS

PHOENIX, ARIZONA – On Monday, December 6, 2021, Knight-Swift Transportation Holdings Inc. (NYSE: KNX) ("Knight-Swift," the "Company," "We," or "Our"), through one of its wholly owned subsidiaries, acquired 100% of RAC MME Holdings, LLC, and its subsidiaries, which operate under the brand names of Midwest Motor Express, Inc. and Midnite Express Inc. (together, "MME"). Prior to the acquisition, MME’s equity interests were held by an ownership group, including Red Arts Capital, Prudential Capital Partners, and Brightwood Capital Advisors.
Founded over 100 years ago, MME provides less-than-truckload ("LTL"), full truckload, and specialized and international logistics transportation services to a diverse customer base in its service territory in the upper midwestern and great northwestern regions of the United States. The MME regional footprint complements our current southeastern and midwestern LTL presence alongside our AAA Cooper Transportation ("ACT") brand, which together cover over half of the United States. The MME acquisition reflects progress on our ongoing commitment to building a nationwide LTL footprint, leading to the further diversification of our revenue streams.
The transaction is expected to be $0.06 accretive to our Adjusted EPS1 in 2022. On a longer-term basis, we have identified potential areas of revenue and cost synergies that are expected to lead to growth and margin expansion consistent with our return-on-investment targets while preserving MME’s brand, locations, people, and culture.
Knight-Swift CEO, Dave Jackson, expressed the following, "We are excited to welcome MME to the Knight-Swift organization. MME is our next step toward a nationwide LTL network. While preserving and supporting MME’s identity and culture, we expect to bring many synergies from Knight-Swift. MME and ACT have minimal regional overlap, and we expect they will be a benefit to one another."
Marlin Kling, President and CEO of MME, noted, "We believe that combining our company with North America’s truckload industry leader, Knight-Swift, and being part of building the next nationwide LTL network is an exciting development for MME and its employees. We look forward to achieving synergies, sharing best practices, and creating value for all Knight-Swift stakeholders."

About MME
MME is expected to generate approximately $137 million in revenue, $27 million in Adjusted EBITDA1, and $16 million in operating income for full-year 2021. MME serves its blue-chip customer list through a network of over 30 service centers with a door count of approximately 800, strategically located across the upper midwestern and great northwestern United States. Service is provided to customers in the United States, Puerto Rico, and Canada through affiliations with leading regional and national LTL companies. The MME fleet includes approximately 460 tractors and 930 trailers. MME has approximately 800 highly skilled and efficient associates and was ranked 26th on Transport Topics’ list of top LTL carriers in 20212.

About the Transaction
The purchase price consideration included $150 million in cash at the closing date of the transaction. The transaction was funded through cash-on-hand and borrowing on the Company’s revolving credit facility.
MME is a C corporation for tax purposes.

To view the presentation accompanying this release, please visit https://investor.knight-swift.com/overview/, "Knight-Swift Acquires LTL Carrier Midwest Motor Express (MME)."

Advisors
Scudder Law Firm, P.C., L.L.O. of Lincoln, Nebraska, served as Knight-Swift’s transaction and legal advisor. MME’s advisors were Stifel, Nicolaus & Company, Incorporated for transactional services, and Greenberg Traurig, LLP for legal services.

Exhibit 99.1
About Knight-Swift:
Knight-Swift Transportation Holdings Inc. is one of North America's largest and most diversified freight transportation companies, providing multiple truckload transportation and logistics services, as well as LTL services. Knight-Swift uses a nationwide network of business units and terminals in the United States and Mexico to serve customers throughout North America. In addition to operating the country's largest tractor fleet, Knight-Swift also contracts with third-party equipment providers to provide a broad range of truckload services to our customers while creating quality driving jobs for our driving associates and successful business opportunities for independent contractors.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally may be identified by words such as "anticipates," "believes," "estimates," "plans," "projects," "expects," "hopes," "intends," "will," "could," "may," and terms and phrases of similar substance. In this press release, forward-looking statements cover matters such as the future operations and performance of MME and Knight-Swift. Forward-looking statements are based upon the current beliefs and expectations of our management. They are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Accordingly, actual results may vary from those set forth in the forward-looking statements. Readers should review and consider the factors that may affect future developments and other disclosures by Knight-Swift in its press releases, stockholder reports, Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. Knight-Swift disclaims any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.

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1The terms "Adjusted EPS" and "Adjusted EBITDA," as we define them, are not presented in accordance with GAAP. Our calculation of Adjusted EPS starts with GAAP diluted earnings per share and adds back the after-tax impact of intangible asset amortization, non-cash impairments, and certain other unusual non-cash items, as applicable. Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation, and amortization, further adjusted for certain other non-cash items.
These financial measures supplement our GAAP results in evaluating certain aspects of our business. We believe that using these measures improves comparability in analyzing our performance because they remove the impact of items from our operating results that, in our opinion, do not reflect our core operating performance. Management and the board of directors focus on Adjusted EPS and Adjusted EBITDA as critical performance measures. We believe our presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts the same information that we use internally to assess our core operating performance.
Adjusted EPS and Adjusted EBITDA do not substitute for their comparable GAAP financial measures, such as EPS, net income, or other measures prescribed by GAAP. There are limitations to using non-GAAP financial measures. Although we believe that they improve comparability in analyzing our period-to-period performance, they could limit comparability to other companies in our industry if those companies define these measures differently. Because of these limitations, our non-GAAP financial measures should not be considered measures of income generated by our business or discretionary cash available to us to invest in the growth of our business. Management compensates for these limitations by relying on GAAP results and using non-GAAP financial measures on a supplemental basis.
We cannot estimate on a forward-looking basis the impact of certain income and expense items on Adjusted EBITDA because these items, which could be significant, may be infrequent, are difficult to predict, and may be highly variable. As a result, we do not provide a corresponding GAAP measure for, or reconciliation to, our estimate of Adjusted EBITDA.
2Source: TransportTopics.com

Contact: David Jackson, President and CEO, or Adam Miller, CFO — (602) 606-6349